                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 26, 1997


                           JANEX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        COLORADO                  33-8433-D                84-1034251
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)            Identification No.)


           615 HOPE ROAD BLDG. ONE 1ST FLOOR, EATONTOWN, N.J.   07724
               (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (908) 935-0707



Exhibit Index Page: None                                 PAGE 1 OF 3
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Item 5.   Other Events.
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          See the following press release, dated August 29, 1997, announcing the appointments of two Directors.

        FOR IMMEDIATE RELEASE
        August 29, 1997

        JANEX INTERNATIONAL, INC. ANNOUNCES APPOINTMENTS TO BOARD OF DIRECTORS
        ----------------------------------------------------------------------

        EATONTOWN, N.J., August 29, 1997 -- Janex International, Inc., (JANX), today reported the appointment of two new board members, bringing the number of Directors to three. Joining the board are Alex Hughes and Dan Lesnick.

        Mr. Hughes previously was owner of Janex Toys from 1966-1987 and was a consultant to Janex Corporation/ a division of MJL Marketing Co. from 1987-1993.

        Mr. Lesnick presently is the Executive Vice President of Janex International, Inc.

        Leslie Friedland, President and Chief Executive, commenting on the appointments stated that he was very pleased to have these two individuals join the Board of Directors.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 1997

                                         JANEX INTERNATIONAL, INC.
                                         -------------------------
                                                (Registrant)


                                         By:  /s/ Leslie Friedland
                                            -----------------------------
                                            Leslie Friedland
                                            Chief Executive Officer




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